January 2024 Clinical stage biopharmaceutical company focused on developing first-in-class, oral therapeutics for autoimmune disease Corporate Overview Exhibit 99.1

Forward Looking Statements This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our strategy, future operations, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are subject to a number of risks, uncertainties and assumptions. Risks regarding our business are described in detail in our Securities and Exchange Commission filings, including in our Annual Report on Form 10-K for the year ended December 31, 2022. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. The forward-looking statements contained in this presentation reflect our current views with respect to future events, and we assume no obligation to update any forward-looking statements except as required by applicable law. This presentation includes statistical and other industry and market data that we obtained from industry publications and research, surveys and studies conducted by third parties as well as our own estimates of potential market opportunities. All of the market data used in this prospectus involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such data. Industry publications and third party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. Our estimates of the potential market opportunities for our product candidates include several key assumptions based on our industry knowledge, industry publications, third-party research and other surveys, which may be based on a small sample size and may fail to accurately reflect market opportunities. While we believe that our internal assumptions are reasonable, no independent source has verified such assumptions.

Landos Biopharma is Singularly Focused on Advancing NX-13 Clinical Development in UC

NX-13

Potentially transformative oral, once-daily therapy for moderate to severe ulcerative colitis (UC)

- Immunometabolism addresses multiple causes of UC through novel, bimodal MOA targeting NLRX1
- Promising safety profile and early signals of clinical improvement in Phase 1b study
- NEXUS Phase 2 proof of concept trial initiated Q2 2023; Top-line results expected Q4 2024

Experienced management team with significant gastroenterology, immunology and drug development expertise

Strong IP position

Significant optionality portfolio-wide for partnerships, development & investment

Capital efficient with sufficient cash to fund planned operations into first half of 2025

NASDAQ: LABP

3

Landos Pipeline Focused on Novel, Immunometabolic Targets Need a footnote describing the relationship with JH, also likely need a footnote for LianBio CANDIDATE INDICATION PRECLINICAL PRE-IND PHASE I PHASE II PHASE III NLRX1 Pathway NX-13 Ulcerative Colitis Crohn’s Disease LABP-66 Multiple Sclerosis Alzheimer’s Disease LABP-73 Asthma COPD PLXDC2 Pathway LABP-69 Rheumatoid Arthritis Diabetic Nephropathy Significant optionality portfolio-wide for additional indications, partnerships, development & future investment Phase 2 Ready Phase 2 Topline Data 4Q24 Note: The Company is focused on advancing NX-13 clinical development in UC; Development and potential commercialization rights of NX-13 in China and select Asian markets licensed to LianBio; Research collaboration with Johns Hopkins University School of Medicine focused on advancing LABP-66 as a potential oral, once-daily therapy for MS and other disorders.

Therapeutic Challenges Present Large Unmet Need for UC Patients Relapse Ulcerative Colitis Chronic colonic inflammation with rectal bleeding and diarrhea Patients experience relapsing (flares) and remitting episodes of disease severity Therapeutic Goals Induce and maintain steroid-free symptom relief Healing of colon lining Improved quality of life Therapeutic Challenges Limited Efficacy: many patients do not respond or lose response to treatment Safety Risks: infections, cancer, blood clots or cardiac events Active UC Induction Therapy to reach clinical and endoscopic remission Maintenance Therapy to maintain clinical and endoscopic remission Insufficient response

NX-13 Unique Bimodal MOA Activates NLRX1 Pathway for Treatment of Ulcerative Colitis (UC)


NX-13
NLRX1

NLRX1: the NEXUS of Immunometabolism

Mitochondrial-associated anti-inflammatory NOD-like receptor (NLR)

- Direct metabolic role in mitochondria
- Direct anti-inflammatory role as NLR

NX-13 is an oral, once-daily therapy being developed for moderate-to-severe UC

Novel NLRX1 agonist

Bimodal MOA aims to reduce reactive oxygen species **intracellularly** and inflammatory pathways **extracellularly** to reduce UC symptoms and flares

Leber et al. *J Immunology* 2019

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Mechanism of Action

Inflammatory Signaling Cellular Metabolism Immunometabolism May Play a Critical Role in Breaking the Therapeutic Ceiling of Current Treatments Cellular metabolism is a central regulator of the activation and function of immune cells Dual effects to control both the intracellular metabolic environment and extracellular inflammatory response Addresses the intracellular energy source and requirements of an immune response to shift how a cell responds to extracellular signals Directly affects extracellular inflammatory signals Immunometabolic targets work to restrict entry into the inflammatory cascade and inflammation cycle to maintain (restore) balance Immunometabolism Inflammatory Response Immunometabolic Targets Balanced Immune Response

Immune Function is Intimately Tied to the Intracellular Environment of Processing & Using Energy



Extracellular Inflammatory Cells & Cytokines
Other cells
Cytokines
Microbiome
+
Anti-inflammatory cells use mitochondria to supply steady energy to maintain tolerance over time
Glycolysis favors pro-inflammatory actions
Pro-inflammatory cells use glycolysis to generate energy and biosynthetic intermediates fast
Mitochondrial metabolism favors anti-inflammatory actions
Pro-inflammatory or Anti-inflammatory response

- The intracellular immunometabolic state (the processing & using of energy through glycolysis or mitochondrial metabolism) provides a baseline, and can affect cellular response as pro- or anti-inflammatory
- Many proteins, molecules & substrates have dual action on cellular metabolism AND immune function
- The underlying intracellular (internal) immunometabolic environment can affect the response of multiple cells involved in UC and gut homeostasis (including T cells, antigen presenting cells, and epithelial cells)

O'Neill et al,. *Nat Rev Immunol* 2016; Chi, *Cell & Mol Immuno* 2022

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The Role of Immunometabolism in Immunology & UC

Immunometabolic response in inflammatory diseases in the immunology universe & UC:

- Abnormal or imbalanced immune activation of the response resulting in over abundance of pro-inflammatory cells & cytokines with lack of anti-inflammatory control.
- In UC, Pathogens cross the damaged epithelial barrier, activating immune response
- Immune activation is energetically costly, requiring the cell to use fast & inefficient glycolytic metabolism.

Multiple Factors contribute to the UC Inflammation Cycle:

- Low grade Mucosal Inflammation and microbiome dysbiosis
- Epithelial Cell Damage and barrier disruption
- Broad Immune Activation favoring pro-inflammatory cells and cytokines


The UC Inflammation Cycle
Immune Imbalance
Anti-Inflammatory
Pro-Inflammatory
Epithelial Disruption
Mucosal Inflammation

Global Data Report GDHC271PIDR, Ungaro, et al., Lancet 2017; Chi, *Cell & Mol Immuno* 2022

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Current Therapies Focus Exclusively on Extracellular Actions or Signals Falling Short of Effectively Treating a Multifactorial Disease Like UC

Drug Classes	MOA	Extracellular (External)		Intracellular (Internal) Environment
		Cytokines	Specific Cells	
NX-13 Bimodal targeting (Immunometabolism)	**Reduce intracellular reactive oxygen species (ROS) & extracellular immune response**	✓	✓	✓
Anti-Inflammatory / Immunosuppressants	Reduce entire immune response	X	X	
Anti-TNFs, Anti-ILs	Block cytokine binding to immune cells	X		
Anti-integrins	Inhibit entrance of immune cells to the gut tissue from the circulation		X	
S1PR modulators	Inhibit exit of immune cells from immune organs to circulation & gut		X	
JAK Inhibitors	Block cytokine signaling (TNF, IL-17, IFN, etc)	X	X	

Global Data Report GDHC271PIDR; Chi, *Cell & Mol Immuno* 2022

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Bimodal Targeting of the Intracellular Environment & Extracellular Inflammatory Response Aims to Control Multiple Factors in the UC Inflammation Cycle



Healthy
Ulcerative Colitis
Mucus layer
Epithelium
Maintenance of tight junctions and barrier
Loss of epithelial cell health, tight junctions & barrier integrity
Dying cell
Intracellular immunometabolic environment favors balance
Intracellular immunometabolic environment favors inflammatory cells
Anti-inflammatory cells use mitochondria to supply steady energy; control ROS generation
Pro-inflammatory cells use glycolysis to generate energy fast
Mitochondrial deficiencies reduce anti-inflammatory cells; ROS accumulate
Increased glycolysis promotes pro-inflammatory cells and cytokine release
Extracellular signals are balanced in response to stimuli
Extracellular signals are inflammatory
Healthy
Inflammation
Metabolic State

O'Neill et al. *Nat. Rev. Immunol.* 2016; Bittencourt et al. *Inflammm Bowel Dis* 2021; Chi, *Cell & Mol Immuno* 2022; ROS: Reactive Oxygen Species

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NX-13 Bimodal MOA Addresses Both Extracellular Signals and Intracellular Environment to Reduce UC Inflammation Cycle

NX-13 is designed to shift the underlying intracellular immunometabolic environment of immune cells:

- Increases mitochondrial metabolism
- Upregulates antioxidant enzymes
- Decrease ROS
- Decreases Inflammasome activation



NX13
NLRX1
ROS
Oxidative Metabolism
Glycolysis
Ros
Anti-inflammatory genes
Pro inflammatory genes

NX-13 is designed to modulate the extracellular response:

- Reduces inflammatory cell differentiation
- Reduces TNFα, IFNγ, IL-17, IL-1.
- Increases anti-inflammatory activation

Broad immune balance disfavors pro-inflammatory cells and cytokines with enhanced anti-inflammatory control

Improved epithelial barrier integrity to reduce exposure to inflammatory microbes

Decreased low grade mucosal inflammation and microbiome dysbiosis

Leber et al. *J Immunology* 2019; Leber et al. *Front. Immuno* 2018

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NX-13 Pre-Clinical / Clinical Data & Phase 2 Trial Design

Pre-Clinical Data Suggests NX-13 Potential to Broadly Reprogram Immune Response

Reduced disease activity driven by robust anti-inflammatory immunometabolic mechanism*

- **Reduced overall Disease Activity in DSS colitis model** across dose range
- **Reduced Th17 cell infiltration** as well as Th1 cells and neutrophils in the lamina propria
- **Reduced Fecal Calprotectin** and improved cytokine profile with reductions in array of inflammatory cytokines including IL-1, IL-17, IFNγ, IL-4, IL-15, TNFα
- **Results validated in pig model** of acute colitis & human PBMC from UC patients

Disease Activity Challenge


Vehicle
1 mg/kg
10 mg/kg
20 mg/kg
score
0
1
2
3
4
0
2
4
6
day DSS challenge

Th17 Cell Infiltration


CD4+ CD8- RORγT+IL17+ Cell Number
10000
8000
6000
4000
2000
0

Fecal Calprotectin


ng/mg
50
40
30
20
10
0
Vehicle
1 mg/kg NX-13
10 mg/kg NX-13
20 mg/kg NX-13

*DSS colitis data shown. Similar data in the CD45RBhi adoptive transfer colitis & Mdr1a-/- colitis models. See Leber et al., *J Immunol* 15 December 2019; 203 (12): 3407–3415 for more information.

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Phase 1b Study Design of NX-13 in Active UC


Treatment Period
4 Weeks
Safety Follow up
1 Week
Inclusion
Total Mayo 4-10
MES 2—3
FCP>250 µg/g
R
Randomization
n=40
NX-13 250mg IR n=12
NX-13 500mg IR n=12
NX-13 500mg MR n=12
Placebo n=4
Primary Endpoints
Evaluate safety and pharmacokinetics of multiple dose levels
Day 1
Week 2 Interim Visit
Week 4 EOT
Week 5 post-treatment

Additional Information

landosbiopharma.com/events-presentations

(NX-13 Phase 1b Topline Data Presentation)

IR = Immediate Release; MR = Modified Release; MES = Mayo Endoscopic Score; FCP = Fecal Calprotectin; EOT = End Of Treatment

Note: Study was not designed or powered for exploratory clinical endpoints therefore results are hypothesis-generating only

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Phase 1b Results: NX-13 Demonstrated Favorable Endoscopic and Histologic Responses with Reductions in Multiple Clinical Measures After 4 Weeks

Patients receiving NX-13 IR doses responded best:

- Drug activity with IR formulation; study not designed for dose selection
- 72% of 250mg group achieved clinical response; 40% of 500mg IR group achieved clinical response
- 36-40% endoscopic response after just 4 weeks treatment across IR dosage groups
- 36-40% of patients receiving IR achieved histologic remission after 4 weeks of treatment

Clinical Response

Defined as CFB of at least -3, or -30% in Mayo Score



Clinical Response
80%
60%
40%
20%
0%
0/4
3/11
8/11
4/10
Placebo
500mg MR
250mg IR
500mg IR

Endoscopic Response

MES CFB of at least -1



Endoscopic Response
50%
40%
30%
20%
10%
0%
0/4
3/11
4/11
4/10
Placebo
500mg MR
250mg IR
500mg IR

Histologic Remission

Geboes <3.1, no increased neutrophils in the LP



Histo Remission
50%
40%
30%
20%
10%
0%
1*/4
2/11
4/11
4/10
Placebo
500mg MR
250mg IR
500mg IR

*Placebo patient started trial with Geboes <3.1

Primary endpoints were safety and tolerability; Exploratory endpoints were efficacy and biomarkers;
IR= Immediate Release; MR= modified release designed to dissolve at the terminal ileum; CFB = Change From Baseline; MES = Mayo Endoscopic Score; LP = Lamina Propria
Note: Study was not designed or powered for exploratory clinical endpoints therefore results are hypothesis-generating only
Peyrin-Biroulet et al, ECCO 2023; #P577, JCC 17(1), Feb 2023

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Phase 1b Results: Fast Onset of Action for NX-13 Supported Symptomatic Remission in Rectal Bleeding & Stool Frequency

250mg group had greatest reduction of Rectal Bleeding and Stool Frequency at 2 weeks, with further reduction at 4 weeks

Majority of patients treated once daily with 250mg NX-13, saw complete resolution of BOTH rectal bleeding and stool frequency after 4 weeks of treatment

Rectal Bleeding Change from Baseline


20
0
-20
-40
-60
-80
-100
% change from Baseline
Randomization
Week 2
Week 4
Placebo
NX-13 500 mg MR
NX-13 500 mg IR
NX-13 250 mg IR

Stool Frequency Change from Baseline


40
20
0
-20
-40
-60
-80
% change from Baseline
Randomization
Week 2
Week 4
Placebo
NX-13 500 mg MR
NX-13 500 mg IR
NX-13 250 mg IR

Primary endpoints were safety and tolerability; Exploratory endpoints were efficacy and biomarkers;
IR= Immediate Release; MR= modified release designed to dissolve at the terminal ileum;
Note: Study was not designed or powered for exploratory clinical endpoints therefore results are hypothesis-generating only
Peyrin-Biroulet et al, ECCO 2023; #P577, JCC 17(1), Feb 2023

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Phase 1b Results: NX-13 Was Well-Tolerated & Shows Promising Signs of Clinical Improvement in Active UC

Safety

Generally well tolerated, consistent with non-clinical, Phase 1a data

- No Serious Adverse Events

Pharmacokinetics

NX-13 was gut-selective with low systemic exposure

- IR dosing peaks ~1 hour post-dose
- No signs of NX-13 accumulation

Efficacy

NX-13 induced early signs of clinical improvement in patient's symptoms by 2 weeks and endoscopy at 4 weeks:

- Positive signals of target engagement and downstream immunometabolic effects

Note: Study was not designed or powered for exploratory clinical endpoints_therefore results are hypothesis-generating only

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NEXUS Phase 2 Proof of Concept Trial

Goal	Evaluate safety, efficacy and pharmacokinetics of NX-13 in moderate to severe UC patients in 12-week induction trial
Timing	Initiated in Q2 2023; Expecting to report topline results in Q4 2024
Additional Phase 2 Learnings	Dose-Exposure-Response and PK/PD relationships (including site and MOA)
Dosing	Oral, once daily treatment with either: 250 mg IR dose of NX-13 | 750 mg IR dose of NX-13 | Placebo

Key Design Principles

- Blinded ✓
- Powered ✓
- Placebo Controlled ✓
- Dose-Ranging ✓

ClinicalTrials.gov Identifier: NCT05785715

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NEXUS Phase 2 Proof of Concept Study Design: NX-13 in Moderate to Severe UC



Induction
Treatment Period
12 Weeks
Long-Term
Extension
40 Weeks
Inclusion[1]
Moderate to
Severe UC
R
Randomization
n=80
NX-13 250mg IR
n=32
NX-13 750mg IR
n=32
Placebo
R
Randomization to
250mg or 750mg
Day 1
Randomization Visit
Week 12
Week 52
EOT

Primary Objective

Evaluate the clinical efficacy, safety and pharmacokinetics of oral NX-13 in moderate to severe UC patients in 12-week induction trial

Additional Information

clinicalTrials.gov: NCT05785715

[1] 18 years to 75 years ; Moderate to severe UC (Modified Mayo Score 5-9); Signs/symptoms of moderate to severe UC for >= 3 months prior to screening; inadequate response, loss of response, or intolerance to 5-ASA, immunomodulators, steroids and/or advanced therapy UC drugs; Biologic/IS exposed & naïve

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Market & NX-13 Positioning

Attractive & Growing Market Opportunity in UC 1 November 2022 Clarivate UC Disease Landscape & Forecast; 2 April 2023 Global Data Ulcerative Colitis: Eight-Market Drug Forecast & Market Analysis 2021-2031; Severe category includes fulminant Global UC Sales1 Global UC Diagnosed Patients1 Largest market opportunity is in moderate to severe2 patients ~89% of sales2 are in moderate to severe category US $ (Billions)

NX-13 Poised for Broad Utilization in Both Early & Late-Stage Disease Potential benefits may help transform the current treatment paradigm: Gut selective allowing target engagement with the GI tract Novel, first-in-class MOA with convenient, oral, once-daily dosing MOA may allow for improved efficacy, greater mucosal healing, and safety for long-term use No on-target toxicities associated with NLRX1, with adverse event incidence in Phase 1a & 1b similar to placebo Source: Internal analysis Aminosalicylates (5-ASA) Immunosuppressants Corticosteroids Alpha-4-beta-7 integrin TNF-alpha inhibitors IL-12/IL-23 JAK-Inhibitors Mild Moderate Severe S1P receptor modulators Potential Treatment with NX-13 Surgery

Landos Pipeline Focused on Novel, Immunometabolic Targets Need a footnote describing the relationship with JH, also likely need a footnote for LianBio CANDIDATE INDICATION PRECLINICAL PRE-IND PHASE I PHASE II PHASE III NLRX1 Pathway NX-13 Ulcerative Colitis Crohn’s Disease LABP-66 Multiple Sclerosis Alzheimer’s Disease LABP-73 Asthma COPD PLXDC2 Pathway LABP-69 Rheumatoid Arthritis Diabetic Nephropathy Significant optionality portfolio-wide for additional indications, partnerships, development & future investment Phase 2 Ready Phase 2 Topline Data 4Q24 Note: The Company is focused on advancing NX-13 clinical development in UC; Development and potential commercialization rights of NX-13 in China and select Asian markets licensed to LianBio; Research collaboration with Johns Hopkins University School of Medicine focused on advancing LABP-66 as a potential oral, once-daily therapy for MS and other disorders.

Future NLRX1 & PLXDC2 Indications & Programs Provide Compelling Growth Potential Beyond NX-13 in UC

	Ulcerative Colitis	Crohn's Disease	Asthma[1]	Multiple Sclerosis[2]	Rheumatoid Arthritis
WW Annual Sales[3] 2022→2031 (in billions)	~$6.9 → ~$8.6	~$18.2 → ~$19.1	~$15.6 → ~$20.8	~$17.2 → ~$21.7	~$33.5 → ~$33.1
US Diagnosed Population[3] (in millions)	~1.0	~.91	~3.9	~.48	~3.6
Landos Asset	NX-13		LABP-73	LABP-66	LABP-69
Target Pathway	NLRX1				PLXDC2

Potential Areas of Future Development Include Eosinophilic Esophagitis, Dermatology & Neuroscience

[1] Moderate to Severe only; [2] Relapsing-Remitting MS only; [3] Clarivate UC Disease Landscape & Forecast 2023

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Experienced Management Team in Immunology & Drug Development FABIO CATALDI, MD Executive Vice President & Chief Medical Officer DAWN LOURO Vice President, Clinical Operations CLAUDIA LOPEZ, DVM Vice President, Clinical Development GREGORY OAKES President & Chief Executive Officer DAVID PEREIRA, PHD Vice President, CMC AMY PLACE, PHD Vice President, Project Leadership & Site Engagement REBECCA MOSIG, PHD Executive Director, Corporate Development JENN CREEL  Interim Chief Financial Officer

Top-Tier Advisory Teams GREGORY OAKES President & Chief Executive Officer CHRIS GARABEDIAN Chairman Xontogeny, Perceptive Advisors ROGER ADSETT Chief Operating Officer of Insmed, Inc. ALKA BATYCKY, PH.D. Director FRED CALLORI Xontogeny, Perceptive Advisors TIAGO GIRÃO CFO of Televant Therapeutics TIM M. MAYLEBEN Director JEAN-FREDERIC COLOMBEL, MD Icahn School of Medicine at Mount Sinai GEERT D’HAENS, MD, PHD Amsterdam UMC, University of Amsterdam SILVIO DANESE, MD, PHD IRCCS San Raffaele Hospital, Vita-Salute San Raffaele University MARLA DUBINSKY, MD Icahn School of Medicine at Mount Sinai BRIAN G. FEAGAN, MD, FRCPC Western University, Ontario, Canada REMO PANACCIONE, MD, FRCPC University of Calgary Board of Directors Scientific & Steering Committee LAURENT PEYRIN-BIROULET, MD, PHD Nancy University Hospital, University of Lorraine FLORIAN REIDER, MD Cleveland Clinic STEFAN SCHREIBER, MD UKSH-Campus Kiel BRITTA SIEGMUND, MD, PHD Charité – Universitätsmedizin, Berlin BRAM VERSTOCKT, MD, PHD University Hospitals Leuven, KU Leuven ANDRES YARUR, MD Cedars Sinai Medical Center

Landos Biopharma is Singularly Focused on Advancing NX-13 Clinical Development in UC

NX-13

Potentially transformative oral, once-daily therapy for moderate to severe ulcerative colitis (UC)

- Immunometabolism addresses multiple causes of UC through novel, bimodal MOA targeting NLRX1
- Promising safety profile and early signals of clinical improvement in Phase 1b study
- NEXUS Phase 2 proof of concept trial initiated Q2 2023; Top-line results expected Q4 2024

Experienced management team with significant gastroenterology, immunology and drug development expertise

Strong IP position

Significant optionality portfolio-wide for partnerships, development & investment

Capital efficient with sufficient cash to fund planned operations into first half of 2025

NASDAQ: LABP

29

Thank you Contact: IR@landosbiopharma.com

Appendix: Key Publications (11/23) The Safety, Tolerability, Pharmacokinetics and Clinical Efficacy of the NLRX1 agonist NX-13 in Active Ulcerative Colitis: Results of a Phase 1b Study. Journal of Crohn's and Colitis, e-published ahead of print (10/23) The Nucleotide-Binding Oligomerization Domain, Leucine Rich Repeat Containing X1 (NLRX1) Agonist NX-13 Demonstrates Rapid Symptomatic and Biomarkers Improvement in Ulcerative Colitis: Results In a Phase 1b Study. UEG Week Journal Abstracts 2023; Poster Presentations – United European Gastroenterology Journal (11) S8 (Publication OP078 / p76) (10/23) Symptomatic Relief Is Correlated with Early Endoscopic Response to the Nucleotide-Binding Oligomerization Domain, Leucine Rich Repeat Containing X1 (NLRX1) Agonist NX-13 In Ulcerative Colitis: Results in a Phase 1b Study. UEG Week Journal Abstracts 2023; Poster Presentations – United European Gastroenterology Journal (11) S8 (Publication OP104 / p103) (10/23) Target Engagement And Pharmacodynamic Molecular Mechanism Evaluation In A Phase 1b Study of the Nucleotide-binding Oligomerization Domain, Leucine Rich Repeat Containing X1 (NLRX1) Agonist NX-13 in Ulcerative Colitis. UEG Week Journal Abstracts 2023; Poster Presentations – United European Gastroenterology Journal (11) S8 (Publication PP785 / p975) (2/23) A Phase 1b Study to Evaluate Safety, Tolerability, Pharmacokinetics and Clinical Efficacy of the Nucleotide-binding oligomerization domain, Leucine rich Repeat containing X1 (NLRX1) agonist NX-13 in Ulcerative Colitis. Journal of Crohn's and Colitis, Volume 17, Issue Supplement 1 (Publication P577) (10/21) Safety and Tolerability of NX-13 in a Randomized, Double-Blind Placebo Controlled Phase I Study in Normal Healthy Volunteers. UEG Week 2021 Poster Presentations - United European Gastroenterology Journal (9) S8 (Publication P0480) (11/19) Activation of NLRX1 by NX-13 Alleviates Inflammatory Bowel Disease through Immunometabolic Mechanisms in CD4+ T Cells. The Journal of Immunology (November 6, 2019) (6/19) Exploratory studies with NX-13: oral toxicity and pharmacokinetics in rodents of an orally active, gut-restricted first-in-class therapeutic for IBD that targets NLRX1. Drug and Chemical Toxicology (June 10, 2019)  (5/19) Preclinical Efficacy and Safety of NX-13: A Novel Nlrx1-Targeting Immunometabolic Therapeutic for Crohn’s Disease and Ulcerative Colitis. AGA Journals (May 2019) (2/18) NLRX1 Modulates Immunometabolic Mechanisms Controlling the Host-Gut Microbiota Interactions during Inflammatory Bowel Disease. Front Immunol (February 2018) (3/17) NLRX1 Regulates Effector and Metabolic Functions of CD4+ T Cells. J Immunol (March 2017) (5/21) PLXDC2 activation by PX-69 ameliorates rheumatoid arthritis through activation of novel immunometabolic mechanisms. J Immunol (May 1, 2021)